Exhibit 99.1

Greenpro Capital Corp. Announces Appointment of Directors

On October 18, 2015, Greenpro Capital Corp. (OTCQB: GRNQ) announced that it appointed Mr. Thanawat Lertwattanarak and Ms. Srirat Chuchottaworn to the Board and serve as Directors, effective immediately.

“We welcome Mr. Thanawat and Ms. Srirat to the Board of Directors and look forward to working with them”, said by Mr. Lee Chong Kuang, GRNQ’s Chief Executive Officer. He added, “I believe that they will make significant contributions to the success of the Company with their background and rich experience.”

Mr. Thanawat Lertwattanarak is a founding Partner of I AM Group. He has more than 20 years experiences in business consultant and project management with track record of complicated SAP and non-SAP projects in Thailand. He has extensive experience in sales management projects, resources, and companies. He obtained a Bachelor of Science in Applied Mathematics and Computer Science from the King Mongkut’s Institute of Technology, Bachelor of Industrial Engineering from the University of Tennessee, and Master of Science in Manufacturing Engineering from the University of Tennessee.

Ms. Srirat Chuchottaworn is a founding Partner of I AM Group with more than 20 years in the IT and consulting business. In 1997, she has become an SAP consultant for finance and controlling (FI/CO) and holding certificate of FI/CO since then. She is an experienced project manager and holds multiple SAP certifications. She obtained a Bachelor Degree in Engineer from the King Monkut’s Institute of Technology Ladkrabang and Master of Science in Information Technology from the Chulalongkorn University.

About Greenpro Capital Corp.

GREENPRO CAPITIAL CORP. (f.k.a. GREENPRO INC.) (OTCQB: GRNQ) was incorporated on July 19, 2013 in the state of Nevada, USA, and registered with the Companies Registry, Hong Kong. We provides financial services to companies located in Asia and Southeast Asia, including high value professional services such as Corporate Strategic Planning, Corporate Value Capitalization, Cross Border Listing, and Venture Capital. It also operates and provides solution services varying from cloud system solution, financial consulting services and corporate accounting services. GRNQ seeks to capitalize on its client’s products/services values, and market values. Learn more at: http://www.greenprocapital.com.

Forward-Looking Statements

This release contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward looking statements by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this release. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set forth in the Company’s SEC filings. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

For Investor Relations:

Greenpro Capital Corp.

Suite 2201, 22/F., Malaysia Building 50 Gloucester Road, Wanchai, Hong Kong

Attention: Mr. Gilbert Loke
Chief Financial Officer
Telephone: +852 3111 7718

ir@greenprocapital.com

http://www.greenprocapital.com